Exhibit 10.1

AMENDMENT TO
SYNNEX CORPORATION
AMENDED AND RESTATED 2003 EMPLOYEE STOCK PURCHASE PLAN

In accordance with Section 15 of the SYNNEX Corporation Amended and Restated 2003 Employee Stock Purchase Plan, as amended (the “Plan”), the Plan is hereby amended as follows:
1. Section 15 of the Plan, is hereby amended and restated in its entirety as follows, effective on the date hereof:
“Section 15 Amendment Or Discontinuance.
The Board shall have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Section 14, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation.”
To record the amendment of the Plan, SYNNEX Corporation has executed this document this 27th day of September, 2013.

SYNNEX CORPORATION
By:    /s/ Simon Y. Leung
Title:     Senior Vice President,
General Counsel and Corporate Secretary